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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 March 17, 2000

                                ---------------

                Date of Report (Date of earliest event reported)

                             AMKOR TECHNOLOGY, INC.

                                ---------------

             (Exact name of Registrant as specified in its charter)

                                    Delaware

                                ---------------

                 (State or other jurisdiction of incorporation)

      0-29472                                            23-1722724
---------------------                       ------------------------------------
(Commission File No.)                       (IRS Employer Identification Number)

                              1345 Enterprise Drive
                             West Chester, PA 19380
                                 (610) 431-9600

                    (Address of Principal Executive Offices)

          (Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS

     On March 17, 2000, Amkor Technology, Inc. ("Amkor") issued a press release (attached hereto as Exhibit 99.1) announcing that Amkor has agreed to privately place $225 million aggregate principal amount (excluding any over-allotments) of 5% 144A convertible subordinated notes due 2007.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMKOR TECHNOLOGY, INC.



                                       By: /s/ Kenneth T. Joyce
                                          -------------------------
                                          Kenneth T. Joyce
                                          Chief Financial Officer

                                       Dated:  March 20, 2000


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                       DESCRIPTION
-------                      -----------
 99.1         Press release dated March 17, 2000.


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